UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 11, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                  0-19649               58-1654960
(State or Other         (Commission           (IRS Employer
Jurisdiction of          File Number)      Identification No.)
Incorporation)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of Principal Executive Offices)     (Zip Code)

(813) 283-7000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

____ Pre-commencement communications pursuant to
Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

SECTION 7		REGULATION FD

Item 7.01.  	REGULATION FD DISCLOSURE.

On October 11, 2004, the Registrant issued a news release entitled "Rally's(R) Hamburger Brand
Official Burger of Hornets(R)", a copy of which is attached hereto as Exhibit 99.1.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01		FINANCIAL STATEMENTS AND EXHIBITS, (c) EXHIBITS

99.1 		Press Release, dated October 11, 2004


SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  October 11, 2004


Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Lisa Tristano
		MARC Public Relations
		412-562-1189
		ltristano@marcusa.com

Rally's(R) Hamburger Brand Official
Burger of Hornets(R)

TAMPA, Fla., Oct. 11 /PRNewswire-FirstCall/
-- Checkers Drive-In Restaurants, Inc.
(Nasdaq: CHKR), the nation's largest double drive-thru chain, today announced a multi-year
Official Burger sponsorship of the New Orleans
Hornets(R) NBA(TM) team. Checkers(R)/Rally's(R) has a history of success with a variety of sports sponsorships, including current relationships with NFL(TM), MLB(TM) and NCAA(TM) teams, as well its Official Burger sponsorship of NASCAR's(R)
Brickyard 400(R) and the Indianapolis 500(R).

"We're excited to partner with the Hornets and the basketball fans of New Orleans," said
Richard S. Turer, Vice President of Marketing,
Checkers Drive-In Restaurants, Inc., parent
Company of Rally's. "We are committed to our recent investment in New Orleans. This sponsorship gives us a great opportunity to play an even more relevant role in one of our most important Rally's markets."

Rally's has recently made a significant investment in the New Orleans market, opening new restaurants and modernizing nearly 20.

"This new partnership is a perfect fit for the Hornets," said Todd Santino, Vice President of
Sponsorship Sales. "Our fans will enjoy having new Rally's restaurants at the arena, as well as Rally's support in other marketing initiatives."

This week, Rally's will begin offering a Hornets
Combo, which includes the popular Big Buford(R) double cheeseburger, large fries and large drink in a Hornets collectible cup.

"We are proud to add an NBA team to our successful sports marketing portfolio, and we look forward to reaching Hornets fans through this multi-year sponsorship," added Turer. "We choose sponsorships to give us a differentiating advantage in the marketplace. The Hornets bring great fan loyalty, a winning culture and unique promotional opportunities to our New Orleans restaurants."

The following items will be a part of Rally's
Hornets sponsorship:
    * Two Rally's restaurants located in the New Orleans arena, which will service Hornets fans, VooDoo football fans and many other arena events.
    * TV and radio in New Orleans before and during games, and coach-and Hornets-related programming.
    * Features in the "Game Time" free program guides.
    * In-arena signage.

Checkers Drive-In Restaurants, Inc.
(http://www.checkers.com ) is the largest double drive-thru restaurant chain in the United States.
The Company develops, produces, owns, operates and franchises quick service "double drive-thru" restaurants.

Except for historical information, this announcement contains "forward-looking" and "Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995.